Fiscal 2019 Second Quarter Results John L. Walsh President & CEO, UGI Corporation Ted J. Jastrzebski Chief Financial Officer, UGI Corporation Hugh J. Gallagher President & CEO, AmeriGas

About This Presentation This presentation contains certain forward-looking statements that management believes to be reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control. You should read UGI’s Annual Report on Form 10-K for a more extensive list of factors that could affect results. Among them are adverse weather conditions, cost volatility and availability of all energy products, including propane, natural gas, electricity and fuel oil, increased customer conservation measures, the impact of pending and future legal proceedings, continued analysis of recent tax legislation, liability for uninsured claims and for claims in excess of insurance coverage, domestic and international political, regulatory and economic conditions in the United States and in foreign countries, including the current conflicts in the Middle East, and foreign currency exchange rate fluctuations (particularly the euro), the timing of development of Marcellus Shale 2 gas production, the availability, timing and success of our acquisitions, commercial initiatives and investments to grow our business, our ability to successfully integrate acquired businesses and achieve anticipated synergies, the interruption, disruption, failure, malfunction, or breach of our information technology systems, including due to cyber-attack, the failure to realize the anticipated benefits of the AmeriGas Merger Transaction (as defined herein) , the possible diversion of management time on issues related to the AmeriGas Merger Transaction, the risk that the requisite approvals to complete the AmeriGas Merger Transaction are not obtained, the performance of AmeriGas, and the potential need to address any reviews, investigations or other proceedings by governmental authorities or shareholder actions. UGI undertakes no obligation to release revisions to its forward-looking statements to reflect events or circumstances occurring after today. In addition, this presentation uses certain non-GAAP financial measures. Please see the appendix for reconciliations of these measures to the most comparable GAAP financial measure. UGI Corporation | Fiscal 2019 Second Quarter Results 2

Second Quarter Recap 3 John L. Walsh President & CEO, UGI

Second Quarter Earnings Recap 1 • GAAP EPS of $1.38 and Adjusted EPS of $1.43 • Prior-year period included $0.09 benefit related to TCJA at UGI Utilities • Slightly warmer-than-normal weather at Midstream & Marketing and UGI Utilities • Significantly warmer-than-normal weather at UGI International • Colder-than-normal weather at AmeriGas Q2 2019 Weather Versus: Normal Midstream & AmeriGas UGI International Marketing Gas Utility Adjusted EPS1 4.4% Colder 7.5% Warmer 0.7% Warmer 0.8% Warmer $1.69 $1.43 Q2 2019 Weather Versus: Prior Year Midstream & AmeriGas UGI International Marketing Gas Utility Q2 2018 Q2 2019 4.9% Colder 9.5% Warmer 1.2% Colder 1.4% Colder UGI Corporation | Fiscal 2019 Second Quarter Results 1Adjusted EPS is a non-GAAP measure. See Appendix for reconciliation. 4

Key Accomplishments






24/7 Self-Serve Propane

- AmeriGas Merger Transaction announced
  - Expected to be accretive to UGI in 2020
  - Expected to increase cash available for growth investments and dividends
    - Over $200 million in additional annual free cash flow to UGI
- PennEast Pipeline Project was granted survey access in PA and NJ for all non-state owned land; awaiting approval for access to a small number of state-owned land parcels
  - Construction type activities are expected to begin in 2020
- Growth and infrastructure replacement remain key themes at Utilities
  - Added 8,500 new residential heating and commercial customers YTD
  - CAPEX spend in FY2019 expected to be $400 million
- National Accounts and Cylinder Exchange programs continue to perform as growth drivers for the business
- UGI International benefited from positive contributions from DVEP and UniverGas acquisitions and effective margin management

UGI Corporation | Fiscal 2019 Second Quarter Results 5

Second Quarter Financial Review Ted J. Jastrzebski Chief Financial Officer, UGI

Second Quarter Adjusted Earnings ($ millions, except per share amounts) Q2 2018 Q2 2019 Net income attributable to UGI Corporation (GAAP) $276.0 $245.4 Net losses on commodity derivative instruments1,3 15.7 11.5 Unrealized losses (gains) on foreign currency derivative instruments1 1.3 (3.2) Integration expenses associated with Finagaz1 6.8 - Merger Expenses - 0.2 Impact from change in French tax rate 3.7 - Impact from Tax Cuts and Jobs Act (5.3) - Adjusted net income attributable to UGI Corporation $298.2 $253.9 Q2 2018 Q2 2019 UGI Corporation - Diluted Earnings Per Share (GAAP) $1.57 $1.38 Net losses on commodity derivative instruments3 0.08 0.07 Unrealized losses (gains) on foreign currency derivative instruments2 0.01 (0.02) Integration expenses associated with Finagaz 0.04 - Impact from change in French tax rate 0.02 - Impact from Tax Cuts and Jobs Act (0.03) - Adjusted diluted earnings per share $1.69 $1.43 1 Income taxes associated with pre-tax adjustments determined using statutory business unit tax rates UGI Corporation | Fiscal 2019 Second Quarter Results 2 Includes the effects of rounding associated with per share amounts 7 3 Derivative instruments not associated with current period

Second Quarter Results Recap Adjusted EPS1 $1.75 $1.69 ($0.01) $0.01 ($0.22) Adjusted EPS1 $1.692 $1.50 ($0.04) $1.432 $0.00 $1.43 $0.51 UGI Utilities $0.47 4.9% 9.5% 1.2% 1.4% $0.43 Midstream & Colder Warmer Colder Colder Marketing $0.21 $1.25 than prior year UGI $0.50 International $0.51 $0.28 AmeriGas $0.27 $1.00 Q2 2018 AmeriGas UGI Midstream & UGI Utilities Corp & Other Q2 2019 Q2 2018 Q2 2019 International Marketing 1Adjusted EPS is a non-GAAP measure. See Appendix for reconciliation. UGI Corporation | Fiscal 2019 Second Quarter Results 2 Includes ($0.03) Corporate & Other 8

Financial Results - AmeriGas

(Millions of dollars)	Q2 FY18		Q2 FY19
Adjusted EBITDA[1]	$309.5		
Retail Margin		(20.3)	Total Margin
Wholesale and Other Total Margin		0.1	
Partnership Operating and Administrative Expenses		2.4	
Other Income and Expense, net		(1.4)	
Adjusted EBITDA[1]			$290.3

Item	Primary Drivers
Retail Margin ↓	Lower retail volumes sold as AmeriGas experienced significantly warmer-than-normal weather in the southeastern U.S. during January & February
Operating and Admin Expenses ↓	Lower general insurance and self-insured casualty and liability expense

Weather versus normal



Colder
4.4%
(0.5)%
Q2 2018
Q2 2019
Warmer

4.9% colder than prior-year period

[1]Adjusted EBITDA is a non-GAAP measure. See Appendix for reconciliation.

UGI Corporation | Fiscal 2019 Second Quarter Results 9

Financial Results – UGI International (Millions of dollars) Q2 FY18 Q2 FY19 Weather versus normal Income Before Taxes $117.5 Colder Total Margin (30.0) Operating and Administrative Expenses 18.0 Depreciation and Amortization 4.3 Interest Expense (0.9) 2.2% Other Income and Expense, net 15.1 (7.5)% Income Before Taxes $124.0 Integration Expenses 11.3 - Adjusted Income Before Taxes1 $128.8 $124.0 Q2 2018 Q2 2019 Item Primary Drivers Warmer Volume ↓ Warm weather impacted residential heating customers 9.5% warmer than prior- Total Margin ↓ Lower volumes, translation effects of the weaker euro and sterling, offset by slightly higher year period unit margins Operating and Admin Higher compliance costs associated with energy conservation and costs related to strategic Expenses ↓ projects; increased costs continue to be recovered through margin management; prior-year period included $11.3MM of Finagaz integration expenses Other Income & Higher realized gains on foreign currency exchange contracts Expense↑ 10 UGI Corporation | Fiscal 2019 Second Quarter Results 1Adjusted Income Before Taxes is a non-GAAP measure.

Financial Results – Midstream & Marketing (Millions of dollars) Q2 FY18 Q2 FY19 Weather versus normal Income Before Taxes $107.6 Colder Total Margin (53.5) Operating and Administrative Expenses (3.2) Depreciation and Amortization (0.7) Interest Expense 0.2 (1.1)% (0.7)% Other Income and Expense, net 1.9 Income Before Taxes $52.3 Q2 2018 Q2 2019 Item Primary Drivers Total Margin ↓ Lower capacity management margin from less volatile weather and increased pipeline restrictions; to a lesser extent lower electric generation Warmer and peaking margin 1.2% colder than prior- Operating and Admin Expenses ↑ Higher compensation and benefits; slightly higher expenses associated year period with increased gas gathering, peaking, and LNG activities Depreciation and Amortization↑ Expansion of gas gathering, peaking, and LNG assets UGI Corporation | Fiscal 2019 Second Quarter Results 11

Financial Results – Utilities (Millions of dollars) Q2 FY18 Q2 FY19 Weather versus normal Income Before Taxes $124.0 Total Margin (14.4) Colder Operating and Administrative Expenses 1.1 Depreciation (1.2) Interest Expense (1.1) Other Income and Expense, net (0.3) (2.2)% (0.8)% Income Before Taxes $108.1 Q2 2018 Q2 2019 Item Primary Drivers Volume↑ Core market customer growth and slightly colder temperatures; higher large firm delivery service volumes Warmer Total Margin ↓ Excluding the revenue reduction associated with the TCJA, total margin increased $8MM 1.4% colder than prior- Operating and Admin Expenses ↓ Lower uncollectible accounts expense and lower benefit-related expenses; year period higher contractor and outside services and allocated corporate expenses Depreciation ↑ Increased distribution system capital expenditure activities UGI Corporation | Fiscal 2019 Second Quarter Results 12

Recent Financial Highlights

UGI FY19 Guidance

- Adjusted EPS $2.40 - $2.60[1]
  - Improvements versus prior years
    - OpEx Management
    - Additional margin increase from new Midstream assets
    - Realized margin from LPG price increases enacted in prior quarters at UGI International
    - Tax effect impact at UGI Utilities, $22.7 million revenue reduction in Q3 2018 not a factor in 2019
  - UGI remains well-positioned to deliver long-term 6% - 10% EPS growth

UGI Dividend Increase

- Announced 15.4% dividend increase last week
- The remainder of the cumulative 25% increase (from $0.30 to $0.325) will be enacted following the close of the proposed AmeriGas merger

[1]Excluding the impact of the proposed AmeriGas merger.
Because UGI is unable to predict certain potentially material items affecting diluted earnings per share on a GAAP basis, principally mark-to-market gains and losses on derivative instruments, it cannot reconcile FY19 Adjusted EPS to diluted EPS, the most comparable GAAP measure.

UGI Corporation | Fiscal 2019 Second Quarter Results 13

AmeriGas Second Quarter Recap Hugh J. Gallagher President and CEO, AmeriGas

Second Quarter Earnings Recap Adjusted EBITDA1 (Millions of dollars) • Weather in Q2 was 4% colder than normal and 5% colder than Q2 2018 • Retail volumes decreased 4% as AmeriGas experienced January and February weather that was a combined $309.5 $290.3 17% warmer than normal in the southeastern U.S. • National Accounts and Cylinder Exchange volumes were up over 6% and 7%, respectively, from Q2 2018 Q2 2018 Q2 2019 UGI Corporation | Fiscal 2019 Second Quarter Results 1Adjusted EBITDA is a non-GAAP measure. See Appendix for reconciliation. 15

Growth Initiatives Home Delivery • Pilot program will go live this summer season Cylinder Exchange • Expansion with major retailer and large convenience store chain • Roll-out a significant number of additional “24/7” automated cylinder vending locations by the end of the calendar year Technology/Innovation • Leverage technology and scale to advance customer-facing capabilities and generate business efficiencies UGI Corporation | Fiscal 2019 Second Quarter Results 16

Conclusion and Q&A John L. Walsh President & CEO, UGI

Strategic Overview • Continue to build our fee-based income stream • Began construction on new LNG storage and vaporization facility near Bethlehem, PA; $60 million investment • Deploying record levels of capital at the Utility; expect to invest approximately $2 billion in capital over the next five years • Filed our largest rate case request of $71.1 million with the PA PUC in January; expect that the process will conclude later this year • Announced merger transaction with AmeriGas on April 2nd • Will significantly enhance cash available and will provide a broader funding foundation for major capital investments in our natural gas businesses • Expected to close in fiscal fourth quarter UGI Corporation | Fiscal 2019 Second Quarter Results 18

Q&A

Appendix

UGI Supplemental Footnotes • Management uses "adjusted net income attributable to UGI" and "adjusted diluted earnings per share," both of which are non-GAAP financial measures, when evaluating UGI's overall performance. For the periods presented, adjusted net income attributable to UGI is net income attributable to UGI Corporation after excluding net after-tax gains and losses on commodity and certain foreign currency derivative instruments not associated with current period transactions (principally comprising changes in unrealized gains and losses on such derivative instruments), losses associated with extinguishments of debt, Finagaz integration expenses, the remeasurement impact on net deferred tax liabilities from changes in U.S. and French tax rates and merger expenses. Volatility in net income at UGI can occur as a result of gains and losses on commodity and certain foreign currency derivative instruments not associated with current period transactions but included in earnings in accordance with U.S. generally accepted accounting principles ("GAAP"). • Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. Management believes that these non-GAAP measures provide meaningful information to investors about UGI’s performance because they eliminate the impact of (1) gains and losses on commodity and certain foreign currency derivative instruments not associated with current- period transactions and (2) other significant discrete items that can affect the comparison of period-over-period results. • The tables on the following slides reconcile net income attributable to UGI Corporation, the most directly comparable GAAP measure, to adjusted net income attributable to UGI Corporation, and reconciles diluted earnings per share, the most comparable GAAP measure, to adjusted diluted earnings per share, to reflect the adjustments referred to above. UGI Corporation | Fiscal 2019 Second Quarter Results 21

UGI Adjusted Net Income and EPS UGI Corporation | Fiscal 2019 Second Quarter Results 22

UGI Adjusted Net Income and EPS UGI Corporation | Fiscal 2019 Second Quarter Results 23

AmeriGas Supplemental Footnotes • The enclosed supplemental information contains a reconciliation of earnings before interest expense, income taxes, depreciation and amortization ("EBITDA") and Adjusted EBITDA to Net Income. • EBITDA and Adjusted EBITDA are not measures of performance or financial condition under GAAP. Management believes EBITDA and Adjusted EBITDA are meaningful non-GAAP financial measures used by investors to compare the Partnership's operating performance with that of other companies within the propane industry. The Partnership's definitions of EBITDA and Adjusted EBITDA may be different from those used by other companies. • EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (loss) attributable to AmeriGas Partners, L.P. Management uses EBITDA to compare year-over-year profitability of the business without regard to capital structure as well as to compare the relative performance of the Partnership to that of other master limited partnerships without regard to their financing methods, capital structure, income taxes or historical cost basis. Management uses Adjusted EBITDA to exclude from AmeriGas Partners’ EBITDA gains and losses that competitors do not necessarily have to provide additional insight into the comparison of year-over-year profitability to that of other master limited partnerships. In view of the omission of interest, income taxes, depreciation and amortization, gains and losses on commodity derivative instruments not associated with current-period transactions, and other gains and losses that competitors do not necessarily have from Adjusted EBITDA, management also assesses the profitability of the business by comparing net income attributable to AmeriGas Partners, L.P. for the relevant periods. Management also uses Adjusted EBITDA to assess the Partnership's profitability because its parent, UGI Corporation, uses the Partnership's Adjusted EBITDA to assess the profitability of the Partnership, which is one of UGI Corporation’s business segments. UGI Corporation discloses the Partnership's Adjusted EBITDA as the profitability measure for its domestic propane segment. UGI Corporation | Fiscal 2019 Second Quarter Results 24

AmeriGas EBITDA and Adjusted EBITDA UGI Corporation | Fiscal 2019 Second Quarter Results 25

Investor Relations: Brendan Heck Alanna Zahora 610-456-6608 610-337-1004 heckb@ugicorp.com zahoraa@ugicorp.com